SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           ---------------------------

      Date of report (Date of earliest event reported): September 24, 1999



                                   IXNET, INC.
             (Exact name of registrant as specified in its charter)




         DELAWARE                    000-26959                    13-4060000
--------------------------     ----------------------        -------------------
     (State or other              (Commission File              (IRS Employer
     jurisdiction of                  Number)                Identification No.)
      incorporation)



           WALL STREET PLAZA, 88 PINE STREET, NEW YORK, NEW YORK 10005 (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 412-6400




                                      NONE
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         IXnet, Inc. ("IXnet") and its wholly owned subsidiary, International Exchange Networks, Ltd. ("IEXN"), entered into a Strategic Agreement, dated as of September 24, 1999, with TIBCO Finance Technology Inc. ("TIBCO"). IEXN and TIBCO had previously entered into the "TIBONLINE DIRECT" License, Development, Embedding, Support and Royalty Agreement, dated June 25, 1999, as amended (the "License Agreement"), relating to the license, development, embedding and support of certain proprietary TIBCO software products. Under the Strategic Agreement, TIBCO and IEXN entered into Contract Addendum Four to the License Agreement ("CA Four"), modifying the grant of certain perpetual licenses and the associated cost and mechanism of payment thereunder, and Contract Addendum Five to the License Agreement ("CA Five") relating to certain enhancements to be provided by TIBCO. In addition, TIBCO and IEXN entered into a Network and Services and Joint Solutions Agreement relating to the evaluation of joint integrated vertical market solutions and the sale by TIBCO of certain network and hosting services offered by IEXN. The Strategic Agreement provides that under CA Four and CA Five, IEXN will pay TIBCO $20,000,000, (i) $10,000,000 of which was paid by the issuance of 500,000 shares of IXnet common stock, (ii) $9,400,000 of which is payable in installments beginning on October 30, 1999, with the final installment payable on April 1, 2000 and (iii) $600,000, half of which is payable upon delivery of enhancements, and the balance of which is payable upon acceptance, of said enhancements.

         A copy of the press release further describing the transaction is attached hereto as Exhibit 99.1.

         IXnet hereby incorporates by reference the Strategic Agreement attached hereto as Exhibit 10.24 and the press release attached hereto as Exhibit 99.1, each made a part hereof, into this Item 5.

ITEMS 1 THROUGH 4, 6, 8 AND 9

         Not applicable.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)      The following Exhibits are filed as part of this report:


    EXHIBIT NO.                                  DESCRIPTION
    -----------                                  -----------
       10.24 Strategic Agreement dated as of September 24, 1999 by and among IXnet, Inc., International Exchange Networks, Ltd. and TIBCO Finance Technology Inc.

        99.1                Press Release issued on September 28, 1999.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              By:   /s/ David A. Walsh
                                                    ----------------------------
                                                    David A. Walsh
                                                    Chief Executive Officer


Dated:  October 13, 1999


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


                                  EXHIBIT INDEX



          EXHIBIT                                DESCRIPTION
          -------                                -----------
           10.24 Strategic Agreement dated as of September 24, 1999 by and among IXnet, Inc., International Exchange Networks, Ltd. and TIBCO Finance Technology Inc.

            99.1            Press Release issued on September 28, 1999


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